FIRST DEARBORN INCOME
PROPERTIES L.P.
154 West Hubbard Street, Suite 250
Chicago, IL  60610


June 11, 2001


U.S. Securities and Exchange
Commission
Washington, D. C.  20549

Re:  Form 8 - K, Commission File
Number 0-16820

Gentlemen:

Pursuant to your requirements, we are
transmitting herewith the attached Form
8-K.

Sincerely,

FIRST DEARBORN INCOME
PROPERTIES L.P.

Daniel C. Bartok

Daniel C. Bartok, Filing Agent









UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549


FORM 8-K


CURRENT REPORT PURSUANT TO
SECTION 13
OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of report (date of earliest event
reported): May 3, 2001


Commission file number 0-16180


FIRST DEARBORN INCOME
PROPERTIES L.P.
(Exact name of registrant as specified in its charter)


Delaware
36-3591517
(State of organization)                     (IRS
Employer Identification No.)


154 West Hubbard Street, Suite 250,
Chicago, IL     60610
(Address of principal executive offices)
(Zip Code)


Registrant's telephone number,
including area code (312) 464-0100






Item 304.  Changes In and
Disagreements With Accountants on
Accounting and Financial Disclosure

a.(1)(i). For the year ending 12/31/2000, First Dearborn Income Properties LP requested a waiver to the requirement to file audited financial statements in the Company's Form 10-K, due to financial hardship and its inability to pay third party accountants for the audit. On
March 13, 2001, the request for waiver
was denied by the SEC.

Representatives of the General Partner
and Associate General Partner discussed
the denial and an affiliate of one of the Associate General Partners agreed to loan First Dearborn Income Properties
LP the funds required to complete an
audit for the period ending 12/31/2000.

We contacted KPMG Peat Marwick, the
auditors of record, to arrange for the
completion of the audit.  We were
informed by KPMG that they were no
longer willing to perform the audit of
First Dearborn Income Properties LP.
We acknowledged that they would be
paid for their services, and in March
2001 were subsequently informed that
they were still not willing to perform the audit.

a.(1)(ii). No, the principal accountant's report for either of the past two years did not contain an adverse opinion or disclaimer of opinion, or qualified or modified as to uncertainty, audit scope, or accounting principles.

a.(1)(iii). B.  The decision to change
accountants was approved by the board
of directors, the issuer has not such
committee.

a.(1)(iv). None.  There have not been
any reportable disagreements with the
auditors of record over the most recent
two fiscal years.

a.(1)(v).  Not applicable

a.(2)  On May 3, 2001, Altschuler,
Melvoin & Glasser LP was engaged as
the new independent accountant for
First Dearborn Income Properties LP for
the period ending 12/31/2000.

a.(2)(i).  No, the registrant did not
consult the newly engaged accountant
regarding the application of accounting
principles to a specified transaction, or the type of audit opinion that might be rendered, and no written report was provided to the registrant or oral advice that the new accountant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue.

a.(2)(ii)(A)(B)(C).  No, the registrant
did not consult the newly engaged
accountant regarding the subject of a
disagreement or a reportable event.

a.(2)(ii)(D). Newly engaged accountant
had not comments to this Form 8K
filing.

a.(3)  Former accountant has not
provided letter to Commission,
Registrant will file as an amendment
upon receipt.  On this date, June 11,
2001, Registrant has requested said
letter within 10 business days.









SIGNATURES


     Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused  this report
to be signed on its behalf by the
undersigned thereunto duly authorized.


	FIRST
DEARBORN INCOME PROPERTIES
L.P.
	(Registran
t)


	By:
FDIP, Inc.
	(Managin
g General Partner)



June 11, 2001	By:
Robert S. Ross
	President
	(Principal
Executive Officer)




June 11, 2001	By:
Bruce H. Block
	Vice
President
	(Principal
Financial Officer)


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